                               Semi-Annual Report


-------------------------------------------------------------------------------
                                     Dreyfus
-------------------------------------------------------------------------------
                               Premier Value Fund
-------------------------------------------------------------------------------

                                 April 30, 1997
                                    [LOGO]

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

One of my most enjoyable duties as portfolio manager of the Dreyfus Premier Value Fund is writing this letter to you, the shareholders. The performance for Dreyfus Premier Value Fund for its six-month reporting period ended April 30, 1997 is shown in the following table:

                                                  Total Return*
                                                  -------------
    Class A                                           13.43%
    Class B                                           13.04%
    Class C                                           12.92%
    Class R                                           13.55%
    Standard & Poor's Composite
       Stock Price Index**                            14.71%
    Standard & Poor's Barra Value Index***            11.80%

  Beating the performance of the major indices during this period was extremely difficult given the stock market's overwhelming focus on the very largest companies. Indeed, the largest multinational companies are prospering, but economic strength is benefiting many companies, and one of my current portfolio management goals is to diversify the Fund's economic exposure, not to concentrate it in just a narrow part of the economy. Regardless, the performance results of the Fund were very close to those of the Standard & Poor's 500 Index and better than the Standard & Poor's Barra Value Index, for the six-month period. We are generally pleased with these results, especially since the Fund does not attempt to replicate these indices and, therefore, has a different and, we believe, ultimately lower risk profile.

ECONOMIC REVIEW

  The Federal Reserve Board (the "Fed") decision in March to tighten credit already has been vindicated by the reported 5.6% rise in first quarter real Gross Domestic Product and by the drop to 4.9% in April's unemployment rate. The economic debate is now splintered into 1) those who believe that softer incoming economic data for the second quarter can keep Fed policy on hold, and 2) those who believe the economy is fundamentally too strong, warranting higher rates irrespective of short-term economic fluctuations. Views on the risk of inflation clearly distinguish these camps. To date, a strong dollar has helped mute price inflation, preventing a follow-through from rising wages. Market interest rates are likewise treading water until the policy outlook becomes clearer. We believe that some tightening is likely in coming months and this should temper overall growth to sustain a long business cycle.

  First quarter real GDP grew an annualized 5.6% on the quarter and by 4.0% since the first quarter of 1996, both growth rates unseen since 1987/88. Virtually every major economic sector contributed positively to growth. In the early evidence for the second quarter, rising new orders portend continued strength in exports and capital spending. By contrast, retail spending weakened in April and the housing sector slowed. However, real disposable income grew 3.8% in the last year, a pace which, if sustained, should support the upward cycle in consumer spending, while mortgage rates have not yet risen substantially.

  Alongside the recent evidence of slowing consumer demand is the report of the drop in unemployment in April. With this, the labor market is becoming extremely tight. This is raising fears of future inflation even though actual inflation remains modest and despite signs of a slower second quarter economy. Hence, bond yields remain near their recent highs, largely ignoring the bullish news of a Washington agreement to balance the Federal budget. Short-term rates likewise contain built-in expectations for another Fed rate hike in coming weeks.

  If inflation should stay subdued, then the larger risk from the combination of slower economic growth and a tightening labor market is to corporate profits. Through the first quarter, however, profits continued to surprise on the upside, and we expect overall profits to post modest gains in 1997.

  The economy is now embarked on the seventh year for this business cycle. Economic growth is proving stronger than seen since the late 1980s while inflation is still subdued. More Fed tightening would indicate a willingness to err on the side of caution and would thus help sustain the expansion.

MARKET OVERVIEW

  The six-month fiscal period ended April 30, 1997 was one of the most volatile in recent stock market history. While the underlying U.S. economy continued to grow with little inflation, investor concerns over the outlook for interest rates and for corporate profits caused major shifts in market sentiment, and hence in prices.

  Early in the half-year period, the dominant market trend was strong, despite nervousness about the solidity of economic growth and the possible reactions of the Fed. The trend picked up steam during the winter, with the Dow Jones Industrial Average (DJIA)**** breaking the 7000 mark in mid-February, and then hitting a new high of 7085.16 in mid-March. However, on March 25 the Fed, in a widely anticipated move, increased its overnight lending rate by one quarter of a percentage point, seeking to cool off the economy and the "irrational exuberance" (as Fed Chairman Alan Greenspan termed it) in the equity markets, the markets promptly obliged. Between mid-March and mid-April the DJIA dropped 9.8%.

  By then, however, a stream of strong quarterly profit reports began issuing from major corporations, and the latest Government numbers on inflation appeared reassuring. Moreover, underlying economic expansion continued, but at a pace that appeared sustainable. The market's reaction was to resume the upward trend of earlier in the year, breaking the 7000 level once again on April 30.

  Clearly one of the engines currently driving the market is the profit outlook. According to two companies that monitor profit reports, I.B.E.S. and First Call, overall first-quarter corporate profits ran about 3.7% above forecasts. This reflects results from most of the companies in the Standard & Poor's 500 Index. At the same time, increases in wages and compensation during that same period were modest.

  Big, heavily capitalized and well-established companies were the chief beneficiaries. For the six months under review, the blue chip DJIA gained 17.42%, the Standard & Poor's 500 rose 14.71%, the Nasdaq was up only 3.23% and the Russell 2000 Index of small-cap stocks only 1.61%. The mid- and small-cap stocks enjoyed a revival along with the general market in late April and the first few days of May. Remember, of course, that past performance is no guarantee of future results.

  The latest trend could, of course, be affected by a Fed decision to raise interest rates once again. However, there is no denying the resilience displayed by the equity markets, especially the larger issues, in the closing days of the Fund's latest fiscal period.

TEAM EFFORT

  Managing your investment assets is certainly a team effort. In our last shareholders letter I described our research effort and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is much broader, and this letter will review some of the other hard work involved on your behalf.

  Your Dreyfus Premier Value Fund is managed in a disciplined manner. It is a stock fund, and you should realize that, owning this Fund, you will always have stock market exposure. We believe that, except in unique circumstances, the decision to diversify into other asset classes should not be made by a manager of a stock mutual fund of this kind. Rather it is more properly the investor's job to allocate his or her investment portfolio among the various asset classes as appropriate.

  Your Fund selects companies traditionally labeled "value" stocks. All investment managers look for companies which are growing; a value manager looks for these growing companies, but is price sensitive, and does not want to pay much for them. Further, your Fund often buys and sells stocks based on the level of interest rates, in a disciplined process designed to both protect your assets in a potentially negative stock market environment, and to allow market participation in a potentially positive stock market environment. Your Fund Managers follow specific internally created buy and sell criteria to maintain this disciplined process. An extensive team of research analysts as well as proprietary computer models are employed in this process. Finally, for your Fund, my experience provides the final determination about whether to buy or sell a security, and build the structure of the portfolio of investments.

  Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. Both the experience of these traders and the portfolio manager's guidelines are part of this process. Additionally, the traders provide a flow of timely information to the analysts and portfolio manager. The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the Fund's share price is calculated accurately on a daily basis.

  Managing your assets is a team effort at The Dreyfus Corporation.

PORTFOLIO FOCUS

  Investment results during this semi-annual period benefited from holdings such as Reebok International, Micron Technology, Intel, Seagate Technology, Tosco, NationsBank, BankAmerica, McKesson, Xerox, Ciba Specialty Chemicals AG, Pier 1 Imports, CNF Transportation, El Paso Natural Gas, and Telebras, the Brazilian telephone company. Relative performance results were penalized by holdings including Storage Technology, Amdahl, Olin, General Signal, and CSX Corp.

  It is both an honor and a pleasure to be managing your investment assets.

                                               Sincerely,


                                               Timothy M. Ghriskey
                                               Portfolio Manager

May 16, 1997
New York, N.Y.

   * Total return includes reinvestment of dividends and any capital gains paid.

  ** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

 *** The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

**** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Dow Jones Industrial Average is a widely accepted unmanaged index of stock market performance.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Statement of Investments                                                                 April 30, 1997 (Unaudited)


Common Stocks--91.4%                                                                Shares              Value
-----------------------------------------------------------------------------     ---------          -----------
          Consumer Durables--2.1%   General Motors...........................        89,600         $  5,185,600
                                                                                                    ------------

     Consumer Non-durables--11.7%   First Brands.............................       209,000            5,303,375
                                    Fruit of The Loom, Cl. A.................       114,400(a)         4,118,400
                                    Kimberly-Clark...........................        98,000            5,022,500
                                    NIKE, Cl. B..............................        89,000            5,006,250
                                    Philip Morris Cos........................       120,000            4,725,000
                                    Warnaco Group, Cl. A.....................       162,500            4,631,250
                                                                                                    ------------
                                                                                                      28,806,775
                                                                                                    ------------

           Consumer Services--2.0%  La Quinta Inns...........................       228,300            4,994,063
                                                                                                    ------------

      Electronic Technology--16.7%  Amdahl...................................       540,000(a)         4,623,750
                                    Cabletron Systems........................       170,000(a)         5,865,000
                                    Compaq Computer..........................        65,700(a)         5,609,138
                                    Intel....................................        36,000            5,512,500
                                    International Business Machines..........        36,000            5,787,000
                                    Novell...................................       530,000(a)         4,008,125
                                    Seagate Technology.......................       107,000(a)         4,908,625
                                    Storage Technology.......................       131,400(a)         4,615,425
                                                                                                    ------------
                                                                                                      40,929,563
                                                                                                    ------------

             Energy Minerals--5.9%  Mobil....................................        37,000            4,810,000
                                    Phillips Petroleum.......................       119,000            4,685,625
                                    Tosco....................................       168,000            4,977,000
                                                                                                    ------------
                                                                                                      14,472,625
                                                                                                    ------------

                    Finance--11.6%  Allstate.................................        81,000            5,305,500
                                    BankAmerica..............................        45,000            5,259,375
                                    Chase Manhattan..........................        53,000            4,909,125
                                    Equitable Cos............................        85,000            2,486,250
                                    NationsBank..............................        88,000            5,313,000
                                    Travelers Group..........................        95,000            5,260,625
                                                                                                    ------------
                                                                                                      28,533,875
                                                                                                    ------------

             Health Services--4.1%  Allegiance...............................       208,800            4,619,700
                                    McKesson.................................        77,000            5,572,875
                                                                                                    ------------
                                                                                                      10,192,575
                                                                                                    ------------

           Health Technology--3.7%  Forest Labs..............................       136,500(a)         4,658,063
                                    INAMED...................................        26,250(b)            69,726
                                    Watson Pharmaceuticals...................       122,800(a)         4,390,100
                                                                                                    ------------
                                                                                                       9,117,889
                                                                                                    ------------

         Industrial Services--2.1%  Cooper Cameron...........................        71,500(a)         5,094,375
                                                                                                    ------------

Dreyfus Premier Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                                                     April 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------------    ----------         ------------
        Non-Energy Minerals--2.0%   Aluminum Co. of America..................        71,000         $  4,961,125
                                                                                                    ------------

         Process Industries--3.7%   Ciba Specialty Chemicals AG..............        23,900            2,064,128
                                    Olin.....................................       123,000            5,058,375
                                    Temple-Inland............................        33,700            1,870,350
                                                                                                    ------------
                                                                                                       8,992,853
                                                                                                    ------------

     Producer Manufacturing--8.8%   General Signal...........................       125,000            4,906,250
                                    Ingersoll-Rand...........................        35,000            1,719,375
                                    Masco....................................       137,000            5,171,750
                                    Raychem..................................        71,800            4,631,100
                                    Xerox....................................        85,500            5,258,250
                                                                                                    ------------
                                                                                                      21,686,725
                                                                                                    ------------

               Retail Trade--4.2%   Federated Department Stores..............       142,000(a)         4,828,000
                                    Pier 1 Imports...........................       279,000            5,510,250
                                                                                                    ------------
                                                                                                      10,338,250
                                                                                                    ------------

         Technology Services--.6%   Toolex Alpha, N.V........................       192,900(a)         1,398,525
                                                                                                    ------------

             Transportation--4.2%   CNF Transportation.......................       181,000            5,384,750
                                    CSX......................................       107,000            4,988,875
                                                                                                    ------------
                                                                                                      10,373,625
                                                                                                    ------------

                  Utilities--8.0%   Coastal..................................       102,000            4,845,000
                                    El Paso Natural Gas......................        88,579            5,148,654
                                    Hong Kong Telecom, A.D.R.................       289,000            4,949,125
                                    Tenaga Nasional Berhad...................     1,020,000            4,715,259
                                                                                                    ------------
                                                                                                      19,658,038
                                                                                                    ------------
                                    TOTAL COMMON STOCKS
                                      (cost $209,613,034)....................                       $224,736,481
                                                                                                    ============


Convertible Preferred Stocks--2.1%
-------------------------------------------------------------------------------

                 Energy Minerals;   Petroleo Brasileiro S/A- Petrobras
                                      (cost $4,356,331)......................        24,000         $  5,044,672
                                                                                                    ============

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                 April 30, 1997 (Unaudited)

                                                                                  Principal
Convertible Notes--2.1%                                                             Amount              Value
---------------------------------------------------------------------------       ----------        ------------
               Health Technology;   INAMED, 11%, 3/31/1999
                                      (cost $5,250,000)......................    $5,250,000(b)      $  5,250,000
                                                                                                    ============

Short-Term Investments--1.1%
-----------------------------------------------------------------------------

             U.S. Treasury Bills:   5.20%, 5/1/1997..........................   $   471,000         $    471,000
                                    5.44%, 7/24/1997.........................     2,201,000            2,175,028
                                                                                                    ------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $2,645,474)......................                       $  2,646,028
                                                                                                    ============


TOTAL INVESTMENTS (cost $221,864,839)........................................         96.7%         $237,677,181
                                                                                     ======         ============

CASH AND RECEIVABLES (NET)...................................................          3.3%         $  8,117,545
                                                                                     ======         ============

NET ASSETS...................................................................        100.0%         $245,794,726
                                                                                     ======         ============



Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Non-income producing.
(b) Securities restricted as to public resale. Investments in restricted securities with an aggregate value of $5,319,726, represent approximately 2.16% of net assets:



                                      Acquisition       Purchase      Percentage of
                                          Date            Price         Net Assets          Valuation*
                                      -----------       --------      -------------         ----------
Security
--------
INAMED, Conv. Notes, 11%, 3/31/1999    1/23/96            $100            2.13%                cost
INAMED                                 1/27/97             $8              .03%            85% of market
                                                                                               value

* The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.



                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                             April 30, 1997 (Unaudited)
                                                                                                   Cost            Value
                                                                                               ------------     -----------
ASSETS:                       Investments in securities--See Statement of Investments          $221,864,839     $237,677,181
                              Receivable for investment securities sold........                                   17,212,153
                              Dividends and interest receivable................                                      302,952
                              Receivable for shares of Beneficial Interest subscribed                                122,571
                              Net unrealized appreciation on forward currency
                                exchange contracts--Note 4(a)...................                                       3,177
                              Prepaid expenses.................................                                       32,405
                                                                                                                ------------
                                                                                                                 255,350,439
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      198,906
                              Due to Distributor...............................                                       78,296
                              Cash overdraft due to Custodian..................                                      251,320
                              Payable for investment securities purchased......                                    8,835,572
                              Payable for shares of Beneficial Interest redeemed                                     111,861
                              Accrued expenses.................................                                       79,758
                                                                                                                ------------
                                                                                                                   9,555,713
                                                                                                                ------------

NET ASSETS.....................................................................                                 $245,794,726
                                                                                                                ============


REPRESENTED BY:               Paid-in capital..................................                                 $202,937,779
                              Accumulated distributions in excess of investment income-net                          (596,715)
                              Accumulated net realized gain (loss) on investments
                                and foreign currency transactions..............                                   27,639,941
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                  15,813,721
                                                                                                                ------------

NET ASSETS.....................................................................                                 $245,794,726
                                                                                                                ============


                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                      Class A          Class B        Class C         Class R
                                                   ------------      -----------      --------        -------
Net Assets..................................       $198,867,298      $46,746,396      $176,964        $4,068
Shares Outstanding..........................          9,195,172        2,208,121         8,367        188.36
NET ASSET VALUE PER SHARE...................             $21.63           $21.17        $21.15        $21.60
                                                         ======           ======        ======        ======

                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Statement of Operations                                                          Six Months Ended April 30, 1997 (Unaudited)

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $36,123 foreign taxes
                                withheld at source)............................                $ 2,148,395
                              Interest ........................................                    467,483
                                                                                               -----------
                                Total Income...................................                                 $  2,615,878

EXPENSES:                     Management fee--Note 3(a).........................                   981,611
                              Shareholder servicing costs--Note 3(c)............                   483,156
                              Distribution fees--Note 3(b)......................                   175,334
                              Custodian fees--Note 3(c)........................                     31,128
                              Registration fees...............................                      29,295
                              Professional fees...............................                      28,908
                              Trustees' fees and expenses--Note 3(d)...........                     22,764
                              Prospectus and shareholders' reports............                       7,787
                              Loan commitment fees--Note 2.....................                      1,686
                              Miscellaneous...................................                       3,527
                                                                                               -----------
                                Total Expenses.................................                                   1,765,196
                                                                                                                -----------

INVESTMENT INCOME--NET..........................................................                                    850,682
                                                                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments
                                and foreign currency transactions.............                 $26,199,353
                              Net realized gain (loss) on forward currency
                                exchange contracts.............................                    255,093
                                                                                               -----------
                                Net Realized Gain (Loss).......................                                  26,454,446
                              Net unrealized appreciation (depreciation) on investments
                                and foreign currency transactions..............                                   5,469,420
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                   31,923,866
                                                                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $32,774,548
                                                                                                                ===========


                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Six Months Ended
                                                                                           April 30, 1997      Year Ended
                                                                                             (Unaudited)     October 31, 1996
                                                                                          ----------------   ----------------
OPERATIONS:
  Investment income--net.......................................................               $    850,682     $  2,115,028
  Net realized gain (loss) on investments.....................................                  26,454,446       38,098,022
  Net unrealized appreciation (depreciation) on investments...................                   5,469,420       (1,714,535)
                                                                                              ------------     ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........                  32,774,548       38,498,515
                                                                                              ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares............................................................                  (1,829,336)      (2,945,686)
    Class B shares............................................................                     (49,504)        (305,675)
    Class C shares............................................................                     --                   (13)
    Class R shares............................................................                         (41)             (17)
  Net realized gain on investments:
    Class A shares............................................................                 (31,464,545)     (19,971,560)
    Class B shares............................................................                  (6,811,697)      (4,213,094)
    Class C shares............................................................                      (1,027)             (98)
    Class R shares............................................................                        (570)             (97)
                                                                                              ------------     ------------
      Total Dividends.........................................................                 (40,156,720)     (27,436,240)
                                                                                              ------------     ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................                  35,918,842       38,025,441
    Class B shares............................................................                   1,724,189        2,898,434
    Class C shares............................................................                     191,933           86,841
    Class R shares............................................................                         163            2,568
  Dividends reinvested:
    Class A shares............................................................                  31,602,859       21,775,972
    Class B shares............................................................                   6,593,102        4,346,451
    Class C shares............................................................                         855              112
    Class R shares............................................................                         611              114
  Cost of shares redeemed:
    Class A shares............................................................                 (69,844,113)     (70,390,630)
    Class B shares............................................................                  (4,541,083)      (9,328,259)
    Class C shares............................................................                     (19,868)         (82,714)
    Class R shares............................................................                        (272)        --
                                                                                              ------------     ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                   1,627,218      (12,665,670)
                                                                                              ------------     ------------
        Total Increase (Decrease) in Net Assets...............................                  (5,754,954)      (1,603,395)

NET ASSETS:
  Beginning of Period.........................................................                 251,549,680      253,153,075
                                                                                              ------------     ------------
  End of Period...............................................................                $245,794,726     $251,549,680
                                                                                              ============     ============
Undistributed investment income (distributions in excess of investment income)-net            $   (596,715)    $    431,484
                                                                                              ------------     ------------

                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                     Shares
                                                                                        ----------------------------------
                                                                                        Six Months Ended
                                                                                         April 30, 1997       Year Ended
                                                                                           (Unaudited)     October 31, 1996
                                                                                         ----------------  ----------------
CAPITAL SHARE TRANSACTIONS:
  Class A
  -------
  Shares sold.................................................................                1,614,757       1,745,408
  Shares issued for dividends reinvested......................................                1,525,971       1,060,690
  Shares redeemed.............................................................               (3,196,800)     (3,224,068)
                                                                                             ----------      ----------
                              Net Increase (Decrease) in Shares Outstanding...                  (56,072)       (417,970)
                                                                                             ==========      ==========
  Class B
  -------
  Shares sold.................................................................                   80,960         134,633
  Shares issued for dividends reinvested......................................                  324,304         214,958
  Shares redeemed.............................................................                 (210,982)       (431,380)
                                                                                             ----------      ----------
                              Net Increase (Decrease) in Shares Outstanding...                  194,282         (81,789)
                                                                                             ==========      ==========
  Class C
  -------
  Shares sold.................................................................                    8,881           4,041
  Shares issued for dividends reinvested......................................                       42               6
  Shares redeemed.............................................................                     (833)         (3,817)
                                                                                             ----------      ----------
                              Net Increase (Decrease) in Shares Outstanding...                    8,090             230
                                                                                             ==========      ==========

  Class R
  -------
  Shares sold.................................................................                        7             112
  Shares issued for dividends reinvested......................................                       30               6
  Shares redeemed.............................................................                      (13)             --
                                                                                             ----------      ----------
                              Net Increase (Decrease) in Shares Outstanding...                       24             118
                                                                                             ==========      ==========


                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Class A Shares
                                                   -----------------------------------------------------------------
                                                   Six Months Ended               Year Ended October 31,
                                                    April 30, 1997    ----------------------------------------------
PER SHARE DATA:                                       (Unaudited)      1996      1995      1994      1993      1992
                                                   -----------------  ------    ------    ------    ------    ------
   Net asset value, beginning of period.......          $22.42        $21.59    $19.83    $23.77    $19.90    $22.12
                                                        ------        ------    ------    ------    ------    ------
   Investment Operations:
   Investment income--net......................            .09           .22       .31       .01       .03       .06
   Net realized and unrealized gain (loss)
      on investments..........................            2.76          3.01      2.04     (1.54)     3.89      (.46)
                                                        ------        ------    ------    ------    ------    ------
   Total from Investment Operations...........            2.85          3.23      2.35     (1.53)     3.92      (.40)
                                                        ------        ------    ------    ------    ------    ------
   Distributions:
   Dividends from investment income--net.......           (.20)         (.31)     (.05)      --       (.05)     (.14)
   Dividends in excess of investment income--net          --             --        --       (.12)     --         --
   Dividends from net realized gain on investments       (3.44)        (2.09)     (.54)    (2.29)     --       (1.68)
                                                        ------        ------    ------    ------    ------    ------
   Total Distributions........................           (3.64)        (2.40)     (.59)    (2.41)     (.05)    (1.82)
                                                        ------        ------    ------    ------    ------    ------
   Net asset value, end of period.............          $21.63        $22.42    $21.59    $19.83    $23.77    $19.90
                                                        ======        ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(1)....................           13.43%(2)     15.95%    12.43%    (6.92%)   19.71%    (2.04%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets       .60%(2)      1.19%     1.22%     1.29%     1.27%     1.30%
   Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets......................              --            --       .05%      .25%      .47%      .38%
   Ratio of net investment income
      to average net assets...................             .39%(2)       .94%     1.51%      .04%      .16%      .22%
   Portfolio Turnover Rate....................           69.97%(2)    147.64%   244.82%   199.13%   237.14%   204.73%
   Average commission rate paid(3)............          $.0608        $.1029      --        --        --        --
   Net Assets, end of period (000's Omitted)..        $198,867      $207,388  $208,786  $239,407  $276,022  $243,148

-------------------------------
(1) Exclusive of sales load.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class B Shares
                                                           ------------------------------------------------------
                                                           Six Months Ended         Year Ended October 31,
                                                            April 30, 1997   ------------------------------------
PER SHARE DATA:                                               (Unaudited)     1996      1995     1994     1993(1)
                                                            --------------   ------    ------    ------   -------
   Net asset value, beginning of period..............           $21.92       $21.17    $19.58    $23.62    $21.38
                                                                ------       ------    ------    ------    ------
   Investment income (loss)--net......................             .02          .04       .14      (.04)     (.07)
   Net realized and unrealized gain (loss)
      on investments.................................             2.70         2.96      2.02     (1.62)     2.31
                                                                ------       ------    ------    ------    ------
   Total from Investment Operations..................             2.72         3.00      2.16     (1.66)     2.24
                                                                ------       ------    ------    ------    ------
   Distributions:
   Dividends from investment income--net..............            (.03)        (.16)     (.03)      --        --
   Dividends in excess of investment income--net......             --           --        --       (.09)      --
   Dividends from net realized gain on investments...            (3.44)       (2.09)     (.54)    (2.29)      --
                                                                ------       ------    ------    ------    ------
   Total Distributions...............................            (3.47)       (2.25)     (.57)    (2.38)      --
                                                                ------       ------    ------    ------    ------
   Net asset value, end of period....................           $21.17       $21.92    $21.17    $19.58    $23.62
                                                                ======       ======    ======    ======    ======
TOTAL INVESTMENT RETURN(2)...........................            13.04%(3)    15.05%    11.50%    (7.58%)   10.48%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.              .98%(3)     1.94%     1.97%     1.84%     1.65%(3)
   Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets.............................             --           --         .05%      .24%      .44%(3)
   Ratio of net investment income (loss)
      to average net assets..........................              .02%(3)      .19%      .71%     (.61%)    (.69%)(3)
   Portfolio Turnover Rate...........................            69.97%(3)   147.64%   244.82%   199.13%   237.14%
   Average commission rate paid(4)...................           $.0608       $.1029      --       --        --
   Net Assets, end of period (000's Omitted).........          $46,746      $44,152   $44,365   $40,864   $25,833

------------------------
(1) From January 15, 1993 (commencement of initial offering) to October 31,
    1993.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class C Shares
                                                             ------------------------------------------------
                                                             Six Months Ended        Year Ended October 31,
                                                              April 30, 1997        -----------------------
PER SHARE DATA:                                                 (Unaudited)          1996            1995(1)
                                                              ---------------       ------           -------
   Net asset value, beginning of period...................         $21.90           $21.16            $21.21
                                                                   ------           ------            ------
   Investment Operations:
   Investment income (loss)--net...........................           .25              .06              (.04)
   Net realized and unrealized gain (loss)
      on investments......................................           2.44             3.05              (.01)
                                                                   ------           ------            ------
   Total from Investment Operations.......................           2.69             3.11              (.05)
                                                                   ------           ------            ------
   Distributions:
   Dividends from investment income--net...................          --               (.28)              --
   Dividends from net realized gain on investments........          (3.44)           (2.09)              --
                                                                   ------           ------            ------
   Total Distributions....................................          (3.44)           (2.37)              --
                                                                   ------           ------            ------
   Net asset value, end of period.........................         $21.15           $21.90            $21.16
                                                                   ======           ======            ======
TOTAL INVESTMENT RETURN(2)................................          12.92%(3)        15.74%             (.24%)(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets................           1.06%(3)         1.94%              .36%(3)
   Ratio of net investment income (loss)
      to average net assets...............................            --              (.51%)            (.18%)(3)
   Portfolio Turnover Rate................................          69.97%(3)       147.64%           244.82%
   Average commission rate paid(4)........................         $.0608           $.1029             --
   Net Assets, end of period (000's Omitted)..............           $177               $6                $1

-------------------------
(1) From September 1, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class R Shares
                                                             ------------------------------------------------
                                                             Six Months Ended        Year Ended October 31,
                                                              April 30, 1997        ------------------------
PER SHARE DATA:                                                 (Unaudited)          1996            1995(1)
                                                              ---------------       ------           -------
   Net asset value, beginning of period...................         $22.42           $21.60            $21.61
                                                                   ------           ------            ------
   Investment Operations:
   Investment income--net..................................           .13              .40              --
   Net realized and unrealized gain (loss)
      on investments......................................           2.74             2.87              (.01)
                                                                   ------           ------            ------
   Total from Investment Operations.......................           2.87             3.27              (.01)
                                                                   ------           ------            ------
   Distributions:
   Dividends from investment income--net...................          (.25)            (.36)             --
   Dividends from net realized gain on investments........          (3.44)           (2.09)             --
                                                                   ------           ------            ------
   Total Distributions.....................................          (3.69)           (2.45)             --
                                                                   ------           ------            ------
   Net asset value, end of period.........................         $21.60           $22.42            $21.60
                                                                   ======           ======            ======
TOTAL INVESTMENT RETURN...................................          13.55%(2)        16.17%             (.05%)(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets................            .49%(2)          .97%              .17%(2)
   Ratio of net investment income
      to average net assets...............................            .50%(2)         1.07%             --
   Portfolio Turnover Rate................................          69.97%(2)       147.64%           244.82%
   Average commission rate paid(3)........................         $.0608           $.1029              --
   Net Assets, end of period (000's Omitted)..............             $4               $4                $1

-----------------------
(1) From September 1, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
  Dreyfus Premier Value Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

  Effective March 3, 1997, the Fund's name was changed from "Premier Value Fund" to "Dreyfus Premier Value Fund."

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

  (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

  (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended April 30, 1997, $175,039 and $295 were charged to the Class B and Class C shares, respectively, by the Distributor pursuant to the Plan.

  (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $268,754, $58,347 and $98 were charged to the Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $88,898 during the period ended April 30, 1997.

  The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $31,128 was charged by Mellon pursuant to the custody agreement.

  (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Premier Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:

  (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1997 amounted to $177,983,230 and $218,221,721, respectively.

  In addition, the following summarizes open forward currency exchange contracts at April 30, 1997:

Forward Currency Contracts
--------------------------
                                                     Foreign
                                                     Currency                                 Unrealized
Sales:                                                Amount       Proceeds       Value      Appreciation
-----                                               ----------    ----------    ----------   ------------
Swiss Francs, expiring 6/16/97...................    2,341,021    $1,603,000    $1,599,823      $3,177
                                                                                                ======

  The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract.

  (b) At April 30, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $15,815,519, consisting of $26,122,189 gross unrealized appreciation and $10,306,670 gross unrealized depreciation.

  At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                  037/632SA974